Property and Equipment, net	12 Months Ended
Dec. 31, 2021
Property and Equipment, net
Property and Equipment, net

4. Property and Equipment, Net

Property and equipment, net consist of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Buildings	6,940,154	11,728,192
Machinery and equipment	5,055,601	6,378,741
Leasehold improvements	599,300	769,215
Vehicles	5,591,138	6,184,635
Furniture, office and electric equipment	619,007	765,551
Construction in progress	4,312,932	5,571,941
Total	23,118,132	31,398,275
Accumulated depreciation	(4,552,971)	(6,468,378)
Property and equipment, net	18,565,161	24,929,897

Depreciation expenses were RMB1,210,040, RMB1,758,638 and RMB2,102,310 for the years ended December 31, 2019, 2020 and 2021, respectively.

As at December 31, 2020 and 2021, the title certificates for certain buildings of the Company with an aggregate net book value of approximately RMB2,272,711 and RMB6,555,658, respectively, had not been obtained.